Supplement to the
Fidelity Simplicity RMD Income Fund℠, Fidelity Simplicity RMD 2010 Fund℠, Fidelity Simplicity RMD 2015 Fund℠, Fidelity Simplicity RMD 2020 Fund℠, Fidelity Simplicity RMD 2025 Fund℠, and Fidelity Simplicity RMD 2030 Fund℠
September 29, 2023
Prospectus

Proposed Reorganizations.
Acquired Fund	Acquiring Fund
Fidelity Simplicity RMD Income Fund℠	Fidelity Freedom® Blend Income Fund
Fidelity Simplicity RMD 2010 Fund℠	Fidelity Freedom® Blend 2010 Fund
Fidelity Simplicity RMD 2015 Fund℠	Fidelity Freedom® Blend 2015 Fund
Fidelity Simplicity RMD 2020 Fund℠	Fidelity Freedom® Blend 2020 Fund
Fidelity Simplicity RMD 2025 Fund℠	Fidelity Freedom® Blend 2025 Fund
Fidelity Simplicity RMD 2030 Fund℠	Fidelity Freedom® Blend 2030 Fund
The Board of Trustees of Fidelity Income Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between each Acquired Fund and its corresponding Acquiring Fund pursuant to which the Acquired Fund would be reorganized on a tax-free basis with and into the retail class of the Acquiring Fund. As a result, shareholders of the Acquired Fund would receive shares of the Acquiring Fund.
The Agreement provides for the transfer of all of the assets of an Acquired Fund in exchange for shares of the corresponding Acquiring Fund equal in value to the net assets of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund. After the exchange, the Acquired Fund will distribute the Acquiring Fund shares to its shareholders pro rata, in liquidation of the Acquired Fund. As a result, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund (these transactions are collectively referred to as the "Reorganization").
A Special Meeting (a "Meeting") of the Shareholders of each Acquired Fund is expected to be held during the fourth quarter of 2024 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the related Reorganization will be provided to shareholders of record of the Acquired Fund in advance of the Meeting. If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the related Reorganization is expected to take place on or about January 10, 2025. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the related Reorganization will become effective, if approved, as soon as practicable thereafter. It is not necessary for all of the Reorganizations to be approved for any one of them to occur.
In connection with seeking shareholder approval of the Agreement, effective the close of business on August 8, 2024, new positions in each Acquired Fund may no longer be opened. Shareholders of an Acquired Fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of an Acquired Fund on August 8, 2024 generally will not be allowed to buy shares of the Acquired Fund except that new Acquired Fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the Acquired Fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by August 8, 2024, 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the Acquired Fund in their discretionary account program since August 8, 2024, 3) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, 4) by a portfolio manager of the Acquired Fund, and 5) by a fee deferral plan offered to trustees of certain Fidelity funds, if the Acquired Fund is an investment option under the plan. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the Acquired Fund before an investment is accepted.
Effective after the close of business on or about January 9, 2025, new positions in each Acquired Fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the Acquired Fund's related Reorganization takes place.
If shareholder approval of the Agreement cannot be achieved for an Acquired Fund, the Board of Trustees has approved a plan of liquidation for the Acquired Fund. Prior to such liquidation the Acquired Fund's assets will be managed to provide for sufficient liquidity to meet redemptions prior to liquidation.
The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing a Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for an Acquiring Fund please call1-800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).
SRD-PSTK-0724-103 1.9884078.103	July 26, 2024